Scudder
Classic Growth
Fund

Semiannual Report
February 28, 1999

For investors seeking long-term growth of capital with reduced share price volatility compared to other growth mutual funds.


Scudder Classic Growth Fund is properly known as Classic Growth Fund.

The Fund is a diversified series of Investment Trust.

SCUDDER                    (logo)

                           Scudder Classic Growth Fund

--------------------------------------------------------------------------------------------------------------------------
Date of Inception:  9/9/96     Total Net Assets of Scudder Shares as of 2/28/99: $135.5 million      Ticker Symbol:  SCCGX
--------------------------------------------------------------------------------------------------------------------------


o The Fund was well positioned to benefit from a market environment that favored large company growth stocks. In the six-month period ended February 28, 1999 the Fund's total return of 31.11% outpaced the 30.26% return of its unmanaged benchmark, the S&P 500 Index.


o A strategy emphasizing "growth at a reasonable price" uncovered several high quality, attractively valued stocks in the technology sector.


o Management capitalized on the continued strength of the U.S. consumer by taking a substantial position in large, domestic retail stocks.




                                Table of Contents

   3  Letter from the Fund's President      17  Financial Highlights
   4  Performance Update                    21  Notes to Financial Statements
   5  Portfolio Summary                     26  Shareholder Meeting Results
   6  Portfolio Management Discussion       28  Officers and Trustees
   9  Glossary of Investment Terms          29  Investment Products and Services
  10  Investment Portfolio                  30  Scudder Solutions
  14  Financial Statements


                         2 - Scudder Classic Growth Fund

                        Letter from the Fund's President

Dear Shareholders,

     In the past six months, Classic Growth Fund has benefited from the ongoing cyclical shift toward large-cap growth stocks. As corporate pricing power has been constrained by an environment of disinflation and increased global competition, domestic profit growth has slowed significantly. Even in this challenging environment, however, a few companies have emerged as the winners by building market share and continuing to grow their earnings. Those that have done so have been rewarded by investors, while those that have not have seen their stock prices punished. Although this trend does not represent a permanent shift, it has been highly positive for Scudder Classic Growth Fund, which invests in large growth companies such as those that have been leading the market higher throughout this period.

     Buoyed by the positive backdrop, the Fund outpaced its unmanaged benchmark, the S&P 500, during the six-month reporting period. By using valuation as one of its primary investment criteria, management was able to avoid some of the price declines that beset firms whose stocks were more richly valued. At the same time, they were able to uncover some excellent opportunities in the retail and technology sectors. For more information on the strategy employed by the Fund's management team, please see the Portfolio Management Discussion beginning on page 6.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Thank you for your continued investment in Scudder Classic Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Classic Growth Fund


                         3 - Scudder Classic Growth Fund

                   Performance Update as of February 28, 1999

Fund Index Comparison
===============================================

                          Total Return
   --------------------------------------------
   Period Ended Growth of Cumulative   Average
   2/28/99      $10,000                Annual
   --------------------------------------------
   Classic Growth Fund -- Scudder Shares
   --------------------------------------------
   1 Year        $ 11,261     12.61%     12.61%

   Life of Fund* $ 18,531     85.31%     28.42%

   --------------------------------------------
   S&P 500 Index
   --------------------------------------------
   1 Year        $ 11,974     19.74%     19.74%

   Life of Fund* $ 18,755     87.55%     29.76%

* The Fund commenced operations on September 9, 1996.
  Index comparisons begin September 30, 1996.

Growth of a $10,000 Investment
===============================================

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

      Classic Growth Fund --
      Scudder Shares             S&P 500 Index
      -----------------------    -------------
  9/96*      10000                  10000
  11/96      10928                  11053
  2/97       11361                  11601
  5/97       12419                  12506
  8/97       13818                  13317
  11/97      14160                  14206
  2/98       15660                  15664
  5/98       16154                  16346
  8/98       13450                  14398
  11/98      16422                  17569
  2/99       17635                  18755

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


Returns and Per Share Information
==========================================

Yearly Periods Ended February 28

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                    1997*    1998     1999
--------------------------------------------------------------------
Net Asset Value                    $ 14.29 $ 19.34  $ 20.95
--------------------------------------------------------------------
Income Dividends                   $   .04  $  .04   $   --
--------------------------------------------------------------------
Capital Gains Distributions        $    --  $  .29   $  .81
--------------------------------------------------------------------
Fund Total Return (%)                19.39   37.84    12.61
--------------------------------------------------------------------
Index Total Return (%)               16.01   35.02    19.74
--------------------------------------------------------------------

Effective April 16, 1998, the Fund changed its name from Scudder Classic Growth Fund to Classic Growth Fund and an additional three classes of shares were offered. Existing shares of Classic Growth Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share class. Performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total return for the one year and life of Fund periods would have been lower.


                         4 - Scudder Classic Growth Fund

                    Portfolio Summary as of February 28, 1999

Asset Allocation
=========================================
A graph in the form of a pie chart appears here, illustrating the data in the table below.

      Equity Holdings                93%
      Cash Equivalents                7%
   --------------------------------------
                                    100%
   ======================================

  The Fund remains close to fully invested in domestic growth stocks.


Sector Diversification
(Excludes 7% Cash Equivalents)
==============================
A graph in the form of a pie chart appears here, illustrating the data in the table below.

      Technology                     18%
      Health                         15%
      Financial                      14%
      Consumer Discretionary         13%
      Consumer Staples                8%
      Media                           7%
      Energy                          6%
      Manufacturing                   6%
      Durables                        5%
      Other                           8%
   --------------------------------------
                                    100%
   ======================================

We focused on leading technology companies with sustainable earnings and reasonable valuations.


Ten Largest Equity Holdings
(26% of Portfolio)
=========================================

    1. MCI WorldCom, Inc.
       Provider of telephone and
       internet services

    2. Home Depot, Inc.
       Building supply and home
       improvement stores

    3. Dayton Hudson Corp.
       Owner and operator of department
       and specialty stores

    4. American International Group, Inc.
       Major international insurance
       holding company

    5. Intel Corp.
       Producer of semiconductor memory
       circuits

    6. Pfizer, Inc.
       Leading international
       pharmaceutical company

    7. Tele-Comm Liberty Media Group
       Producer of cable television
       programming

    8. Sun Microsystems, Inc.
       Producer of high-performance
       workstations, servers and
       networking software

    9. Microsoft Corp.
       Developer of computer operating
       systems software

   10. United Technologies Corp.
       Developer of aerospace equipment,
       climate control systems, and
       elevators

The Fund's top holdings reflect our desire to invest in companies less susceptible to downside earnings surprises.







For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                         5 - Scudder Classic Growth Fund

                         Portfolio Management Discussion

In the following interview, William F. Gadsden and Bruce F. Beaty, portfolio managers of Classic Growth Fund, discuss the Fund's strategy and the market environment during the six-month period ended February 28, 1999.

Q: Despite a rocky start, this has proven to be an excellent period for stocks. How would you characterize this rally?

A: The market's recovery from its autumn lows was notable due to the outperformance of large-cap growth stocks, the sector in which the Fund's holdings are most heavily concentrated. When equities began to rebound in October and November, the rally was broad-based at first, encompassing sectors that had been under pressure during the downturn. As the period progressed, however, larger companies with the strongest growth characteristics established themselves as market leaders. To understand why this is so, it helps to look at how the broader macroeconomic outlook has affected domestic equities.

The investment backdrop in the U.S. has been highly positive in recent years, with low unemployment, strong GDP growth, and high levels of consumer confidence providing a foundation for strong stock market performance. As a result, Americans have put their purchasing power to work in both the shopping malls and the stock market. At the same time, however, an environment of disinflation has negatively impacted many corporations by inhibiting their pricing power, increasing pressure on margins, and pushing profits lower. Responding to this environment, investors have gravitated toward the companies that have demonstrated dependable earnings growth and clear leadership within their markets. In general, companies that met these criteria were most likely to be the large-cap growth names that have shown that they can maintain pricing power and gain market share at the expense of less competitive firms. Since these are the types of companies we seek to include in the portfolio, this trend has proven beneficial for Fund performance.

Q: In addition to looking for dominant market leaders, what other criteria do you use to select stocks for Classic Growth Fund?

A: Our investment strategy is focused on finding growth at a reasonable price, or "GARP." Essentially, we are using a value-oriented approach to select the strongest candidates from a growth universe. Utilizing a strict quantitative discipline, we evaluate current and potential holdings based on their fundamental strengths, sustainability of earnings, and valuations. In the process, we screen out stocks whose valuations have climbed to excessive levels with respect to their growth potential, a condition that usually increases their vulnerability to disappointments. For example, when our discipline revealed Coca-Cola and Gillette to be overvalued in early 1998, we avoided these stocks even though they are both good companies with strong management. Both stocks ultimately cratered following missed earnings estimates, hurting the many growth investors who had bought them at high price-to-earnings multiples. In short, by employing a disciplined approach, we seek to distinguish between a "good company" and a "good stock."


                              6 - Scudder Classic

Q:  How did the strategy work in this environment?

A: Although the effectiveness of various investment styles changes over time, our focus on large-cap growth stocks was well suited to the investment backdrop. In the six-month period ended February 28, 1999, the Fund posted a total return of 31.11%, outpacing the 30.26% return of its unmanaged benchmark, the S&P 500 Index.

Q: Earlier, you mentioned the continued strength of the U.S. consumer. Has this led you to find opportunities in the retail sector?

A: Yes, retail stocks made an important contribution to Fund performance in the period. Companies such as Home Depot, Wal-Mart, and Dayton Hudson are the direct beneficiaries of rising real income, low unemployment, and booming U.S. consumer confidence. Flush with cash, many Americans have continued to boost their consumption levels, and the sales figures at the leading retailers have been astounding as a result. In the twelve-month period ended January 31, 1999, for example, Home Depot posted gains of 25% in sales and 40% in net income. Home Depot is still a growth story with the opportunity to add stores in new and existing markets and to take market share from smaller regional operators. Despite its huge scale, the company has still been able to show consistent gains in its profit margins and return-on-equity, and stands to further increase revenues through the rollout of new sales formats. Growth is also strong at Wal-Mart, where sales increased 17% in the fiscal year ended January 31, and net income rose 25%. As the results at these companies would indicate, the retail sector has been one of the better plays on the booming U.S. economy in the last six months.

Q: Technology stocks have also been strong performers in this period. How was the Fund positioned in that sector?

A: Anyone who follows the stock market probably knows that the incredible rise in Internet stocks such as Yahoo! and Amazon.com has been one of the biggest stories of the past year. Although our discipline has generally prevented us from investing in companies of that nature due to their high valuations, we have found other ways to participate in the growth of the `Net. For example, our top holding is MCI Worldcom, whose entrepreneurial management team has, in our opinion, assembled a unique set of assets that has positioned the company to capitalize on the future growth of Internet data traffic. What's more, its purchase of MCI also gives it a competitive edge in voice traffic. We believe that in its role as the "backbone" of the Internet, MCI Worldcom is uniquely positioned to profit from the ongoing revolution in communications.

The Fund benefited from its holdings in EMC and Sun Microsystems, which also stand to profit from the continued growth of the Internet. A maker of data storage systems, EMC has been able to increase its sales substantially as the need for storage capabilities has risen along with the level of data traffic. After buying shares at 25 times the next year's earnings during the market correction last summer, we have been able to benefit from the stock's sharp rise in the last six months. Sun Microsystems is similar to EMC in that it also is positioned to capitalize on the growing need for Internet infrastructure. In addition to producing


                         7 - Scudder Classic Growth Fund
servers, which are the hardware of the `Net, Sun developed
Java software, which is becoming the common language for Internet-related devices. We feel that by virtue of this powerful combination, Sun is well positioned to benefit from the enormous opportunities in its consumer-oriented businesses. During the six-month reporting period, Sun's share price gained an astounding 145%.

Q:  Of the holdings that did not perform as well, was there a common thread?

A: Yes -- a lack of execution. In a market where the companies with the most reliable earnings enjoyed the best performance, the converse was also true: those that did not deliver saw their stock prices plummet. Most of our poor performers were stocks with problems specific to the individual companies, such as Service Corporation International, HEALTHSOUTH, Suiza Foods, and Lockheed Martin. Service Corp, for example, is a funeral home operator with a stable business and, prior to 1998, an excellent long-term track record. When it lost track of its cost structure and began paying inflated prices for its acquisitions, however, it was forced to announce an earnings shortfall, and the market cut its stock price in half. Although we closely monitor Fund holdings for signs of fundamental deterioration, such surprises are part of the territory for growth investors.

Q: After such a strong rally in the wake of last year's correction, where do you see the market going from here?

A: Despite problems in Russia, Japan, Brazil, and the developing countries of Asia, the U.S. economy has defied expectations by maintaining its incredible growth rate. One of the results of this expansion is that large-cap domestic equities have posted four straight years of 20%-plus gains, as measured by the S&P 500. Although the outlook remains positive, it is essential to consider two key points: first, that we are very late in the economic cycle, and second, that only on rare occasions has the stock market done so well for so long. With this in mind, we urge investors to keep their expectations to a rational level as the latest leg of this great bull market enters its fifth year. Regardless of the market's direction, however, we remain confident that in owning stocks of some of the nation's best companies, we are well positioned to withstand further surprises in the global economy.


                         8 - Scudder Classic Growth Fund

                                       Glossary of Investment Terms


BUSINESS CYCLE                      The recurrence of periods of
                                    expansion (recovery) and contraction
                                    (recession) in economic activity with
                                    effects on growth, inflation, and
                                    employment.

DISINFLATION                        The slowing down of the rate at which
                                    prices increase. This phenomenon is
                                    generally associated with a slowing
                                    economy, and is distinct from deflation, which is an outright decline in prices.

FUNDAMENTAL RESEARCH                Analysis of companies based on
                                    the projected impact of management,
                                    products, sales, and earnings on their
                                    balance sheets and income statements.
                                    Distinct from technical analysis, which
                                    evaluates the attractiveness of a stock
                                    based on historical price and trading
                                    volume movements, rather than the
                                    financial results of the underlying
                                    company.

GROWTH STOCK                        Stock of a company that has displayed
                                    above-average earnings growth
                                    and is expected to continue to increase
                                    profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings (see price/earnings ratio) and experience more price volatility than the market as a whole.
                                    Distinct from value stock.

PRICE/EARNINGS RATIO (P/E)          A widely used gauge of a stock's
(also "earnings multiple")          valuation that indicates what investors
                                    are paying for a company's earning
                                    power at the current stock price. A P/E
                                    ratio may be based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

REAL INCOME                         The income of an individual,
                                    group, or country, adjusted for changes
                                    in purchasing power caused by inflation.
                                    For instance, if inflation rises by 3%
                                    and personal income rises by 4% in a
                                    given year, real income has risen by 1%.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Investment Terms)


                         9 - Scudder Classic Growth Fund

            Investment Portfolio as of February 28, 1999 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements 6.8%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 2/26/1999 a
 4.74%, to be repurchased at $13,444,308 on 3/1/1999, collateralized by a                                        ------------
 $14,150,000 U.S. Treasury Note, 3.375%, 1/15/2007 (Cost $13,439,000) .....................  13,439,000            13,439,000
                                                                                                                 ------------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------

Common Stocks 93.2%
-----------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 12.2%

Department & Chain Stores 10.0%

Dayton Hudson Corp. .......................................................................       89,300             5,586,831

Gap Inc. ..................................................................................        9,400               608,063

Home Depot, Inc. ..........................................................................       98,900             5,903,094

Rite Aid Corp. ............................................................................       65,600             2,714,200

Wal-Mart Stores Inc. ......................................................................       33,300             2,876,288

Walgreen Co. ..............................................................................       65,400             2,092,800
                                                                                                                 -------------
                                                                                                                    19,781,276
                                                                                                                 -------------

Hotels & Casinos 1.2%

Carnival Corp. "A" ........................................................................       53,900             2,398,550
                                                                                                                 -------------
Specialty Retail 1.0%

Office Depot Inc.* ........................................................................       53,600             1,912,850
                                                                                                                 -------------
Consumer Staples 7.2%

Alcohol & Tobacco 2.6%

Anheuser-Busch Companies, Inc. ............................................................       37,700             2,891,119

Philip Morris Companies, Inc. .............................................................       56,900             2,226,213
                                                                                                                 -------------
                                                                                                                     5,117,332
                                                                                                                 -------------
Food & Beverage 2.9%

Albertson's Inc. ..........................................................................       53,900             3,072,294

ConAgra, Inc. .............................................................................       89,200             2,687,150
                                                                                                                 -------------
                                                                                                                     5,759,444
                                                                                                                 -------------

Package Goods/Cosmetics 1.7%

Procter & Gamble Co. ......................................................................       37,400             3,347,300
                                                                                                                 -------------
Health 14.3%

Biotechnology 1.8%

Amgen Inc.*                                                                                       16,850             2,104,144

Genentech, Inc.* ..........................................................................       17,800             1,420,663
                                                                                                                 -------------
                                                                                                                     3,524,807
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.

                        10 - Scudder Classic Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Medical Supply & Specialty 2.8%

Baxter International Inc. .................................................................       55,050             3,874,144

Becton, Dickinson & Co. ...................................................................       49,950             1,673,325
                                                                                                                 -------------
                                                                                                                     5,547,469
                                                                                                                 -------------
Pharmaceuticals 9.7%

American Home Products Corp. ..............................................................       45,000             2,677,500

Bristol-Myers Squibb Co. ..................................................................       31,700             3,992,219

Pfizer, Inc. ..............................................................................       38,000             5,013,625

Schering-Plough Corp. .....................................................................       65,300             3,652,719

Warner-Lambert Co. ........................................................................       54,200             3,743,188
                                                                                                                 -------------
                                                                                                                    19,079,251
                                                                                                                 -------------
Communications 4.7%

Telephone/Communications

Bell Atlantic Corp. .......................................................................       47,250             2,713,922

MCI WorldCom, Inc.* .......................................................................       79,950             6,595,875
                                                                                                                 -------------
                                                                                                                     9,309,797
                                                                                                                 -------------
Financial 13.0%

Banks 0.9%

BankAmerica Corp. .........................................................................       27,213             1,777,349
                                                                                                                 -------------

Insurance 6.1%

Allstate Corp. ............................................................................       42,300             1,586,250

American International Group, Inc. ........................................................       47,200             5,377,850

MBIA, Inc. ................................................................................       36,300             2,234,719

XL Capital Ltd. " A" ......................................................................       45,400             2,780,750
                                                                                                                 -------------
                                                                                                                    11,979,569
                                                                                                                 -------------
Consumer Finance 3.9%

American Express Credit Corp. .............................................................       23,200             2,517,200

Associates First Capital Corp. ............................................................       52,400             2,128,750

Citigroup Inc. ............................................................................       51,500             3,025,625
                                                                                                                 -------------
                                                                                                                     7,671,575
                                                                                                                 -------------
Other Financial Companies 2.1%

Federal National Mortgage Association .....................................................       58,900             4,123,000
                                                                                                                 -------------
Media 6.8%

Advertising 1.9%

Omnicom Group, Inc. .......................................................................       55,500             3,676,875
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.

                        11 - Scudder Classic Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Broadcasting & Entertainment 1.1%

Infinity Broadcasting Corp.* ..............................................................       38,800               921,500

Viacom Inc. "B"* ..........................................................................       14,000             1,237,250
                                                                                                                 -------------
                                                                                                                     2,158,750
                                                                                                                 -------------
Cable Television 2.4%

Tele-Comm Liberty Media Group "A"* ........................................................       86,450             4,657,494
                                                                                                                 -------------
Print Media 1.4%

Tribune Co. ...............................................................................       42,900             2,844,806
                                                                                                                 -------------
Service Industries 1.7%

EDP Services 0.7%

Automatic Data Processing, Inc. ...........................................................       37,700             1,498,575
                                                                                                                 -------------
Environmental Services 1.0%

Waste Management, Inc. ....................................................................       40,050             1,957,444
                                                                                                                 -------------
Durables 4.9%

Aerospace 2.1%

United Technologies Corp. .................................................................       33,900             4,199,363
                                                                                                                 -------------
Telecommunications Equipment 2.8%

Cisco Systems, Inc.* ......................................................................       31,200             3,051,750

Nokia AB Oy "A" (ADR) .....................................................................       17,800             2,414,125
                                                                                                                 -------------
                                                                                                                     5,465,875
                                                                                                                 -------------
Manufacturing 5.3%

Diversified Manufacturing 3.4%

General Electric Co. ......................................................................       30,400             3,049,500

Textron, Inc. .............................................................................       23,500             1,833,000

Tyco International Ltd. (New) .............................................................       25,100             1,868,381
                                                                                                                 -------------
                                                                                                                     6,750,881
                                                                                                                 -------------
Electrical Products 0.9%

Emerson Electric Co. ......................................................................       32,700             1,878,206
                                                                                                                 -------------
Machinery/Components/Controls 1.0%

Parker-Hannifin Corp. .....................................................................       50,850             1,887,806
                                                                                                                 -------------
Technology 16.8%

Computer Software 5.3%

Computer Associates International, Inc. ...................................................       60,000             2,520,000

Microsoft Corp.* ..........................................................................       28,200             4,233,525

Oracle Systems Corp.* .....................................................................       42,800             2,391,450

    The accompanying notes are an integral part of the financial statements.

                        12 - Scudder Classic Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Sterling Commerce, Inc.* ..................................................................       46,400             1,206,400
                                                                                                                 -------------
                                                                                                                    10,351,375
                                                                                                                 -------------
Diverse Electronic Products 0.8%

Applied Materials, Inc.* ..................................................................       29,800             1,657,625
                                                                                                                 -------------
EDP Peripherals 1.4%

EMC Corp.* ................................................................................       27,700             2,835,788
                                                                                                                 -------------
Electronic Data Processing 6.1%

Compaq Computer Corp. .....................................................................       84,750             2,987,438

Hewlett-Packard Co. .......................................................................       25,900             1,720,731

International Business Machines Corp. .....................................................       16,900             2,873,000

Sun Microsystems, Inc.* ...................................................................       44,900             4,369,331
                                                                                                                 -------------
                                                                                                                    11,950,500
                                                                                                                 -------------
Semiconductors 3.2%

Intel Corp. ...............................................................................       44,770             5,369,602

Linear Technology Corp. ...................................................................       22,600               990,163
                                                                                                                 -------------
                                                                                                                     6,359,765
                                                                                                                 -------------
Energy 6.0%

Oil Companies 3.7%

Exxon Corp. ...............................................................................       33,400             2,223,188

Mobil Corp. ...............................................................................       27,100             2,254,381

Royal Dutch Petroleum Co. (New York shares) ...............................................       65,200             2,860,650
                                                                                                                 -------------
                                                                                                                     7,338,219
                                                                                                                 -------------
Oil/Gas Transmission 1.1%

Williams Cos., Inc. .......................................................................       56,850             2,103,450
                                                                                                                 -------------
Oilfield Services/Equipment 1.2%

Schlumberger Ltd. .........................................................................       48,200             2,340,713
                                                                                                                 -------------
Transportation 0.3%

Railroads

Wisconsin Central Transportation Co.* .....................................................       44,500               611,875

-----------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $155,244,311)                                                                            183,854,954
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $168,683,311) (a)                                                       197,293,954
-----------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.
  (a) The cost for federal income tax purposes was $168,702,575. At February 28, 1999, net unrealized appreciation for all securities based on tax cost was $28,591,379. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $33,345,198 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,753,819.

    The accompanying notes are an integral part of the financial statements.

                        13 - Scudder Classic Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                       as of February 28, 1999 (Unaudited)

Assets
------------------------------------------------------------------------------------------------------------------------------
          Investments, at market (identified cost $168,683,311) ...........................          $197,293,954
          Cash ............................................................................                   190
          Receivable for Fund shares sold .................................................               746,737
          Dividends and interest receivable ...............................................               173,095
          Deferred organization expenses ..................................................                15,334
          Other assets ....................................................................                84,245
                                                                                                     ----------------
          Total assets ....................................................................           198,313,555

Liabilities
------------------------------------------------------------------------------------------------------------------------------
          Payable for investments purchased ...............................................             6,094,743
          Payable for Fund shares redeemed ................................................               774,524
          Accrued management fee ..........................................................                70,540
          Other payables and accrued expenses .............................................               130,908
                                                                                                     ----------------
          Total liabilities ...............................................................             7,070,715
------------------------------------------------------------------------------------------------------------------------------
          Net assets, at market value .....................................................          $191,242,840
------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------
          Net assets consist of:
          Accumulated net investment loss .................................................             (237,529)
          Unrealized appreciation (depreciation) on investments ...........................            28,610,643
          Accumulated net realized gain (loss) ............................................           (1,399,063)
          Paid-in capital .................................................................           164,268,789
------------------------------------------------------------------------------------------------------------------------------
          Net assets, at market value                                                                $191,242,840
------------------------------------------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
          Scudder Shares
          Net asset value, offering and redemption price per share
           ($135,507,853 / 6,468,911 outstanding shares of beneficial interest,                      -------------
           $.01 par value, unlimited number of shares authorized) .........................                $20.95
                                                                                                     -------------
          Class A Shares
          Net asset value and redemption price per share
           ($29,133,345 / 1,388,160 outstanding shares of beneficial interest,                        -------------
           $.01 par value, unlimited number of shares authorized) .........................                 $20.99
                                                                                                      -------------

                                                                                                      -------------
          Maximum offering price per share (100 / 94.25 of $20.99) ........................                 $22.27
                                                                                                      -------------
          Class B Shares
          Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share($22,960,780 / 1,102,298 outstanding
           shares of beneficial interest, $.01 par value,                                             -------------
           unlimited number of shares authorized) .........................................                $20.83
                                                                                                      -------------
          Class C Shares
          Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,640,862 / 174,695 outstanding
           shares of beneficial interest, $.01 par value,                                             -------------
           unlimited number of shares authorized) .........................................                $20.84
                                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

                        14 - Scudder Classic Growth Fund

                             Statement of Operations

             for the six months ended February 28, 1999 (Unaudited)

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $7,411) .....................  $    718,006
                  Interest ................................................................       248,256
                                                                                             ----------------
                                                                                                  966,262
                                                                                             ----------------
                  Expenses:
                  Management fee ..........................................................       543,110
                  Services to shareholders ................................................       591,717
                  Custodian and accounting fees ...........................................        55,305
                  Distribution service fees ...............................................        59,137
                  Administrative services fees ............................................        40,919
                  Trustees' fees and expenses .............................................        17,777
                  Auditing ................................................................        17,009
                  Registration fees .......................................................        47,992
                  Reports to shareholders .................................................        27,857
                  Legal ...................................................................         6,546
                  Amortization of organization expense ....................................         2,697
                  Other ...................................................................        22,283
                                                                                             ----------------
                  Total expenses before reductions ........................................     1,432,349
                  Expense reductions ......................................................     (228,558)
                                                                                             ----------------
                  Expenses, net ...........................................................     1,203,791
                  -------------------------------------------------------------------------------------------
                  Net investment income (loss)                                                  (237,529)
                  -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investments ...............................   (1,339,784)
                  Net unrealized appreciation (depreciation) during the period
                   on investments .........................................................    40,347,312
                  -------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                   39,007,528
                  -------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $ 38,769,999
                  -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                        15 - Scudder Classic Growth Fund

                       Statements of Changes in Net Assets

Increase (Decrease) in Net Assets                                     Six Months            Year
                                                                    Ended February         Ended
                                                                      28, 1999           August 31,
                                                                    (Unaudited)            1998
-----------------------------------------------------------------------------------------------------------------------------
          Operations:
          Net investment income (loss) .........................   $  (237,529)      $     16,867
          Net realized gain (loss) on investment transactions ..    (1,339,784)         6,411,034
          Net unrealized appreciation (depreciation) on
           investment transactions during the period ...........     40,347,312      (18,592,485)
                                                                    ----------------  ----------------
          Net increase (decrease) in net assets resulting
            from operations ....................................     38,769,999      (12,164,584)
                                                                    ----------------  ----------------
          Distributions to shareholders from:
          Net investment income-- Scudder Shares ...............             --         (134,261)
                                                                   ----------------  ----------------
          Net realized gains-- Scudder Shares ..................    (4,994,881)       (1,093,271)
          Net realized gains-- Class A .........................      (734,396)                --
          Net realized gains-- Class B .........................      (599,784)                --
          Net realized gains-- Class C .........................       (91,933)                --
                                                                   ----------------  ----------------
          Fund share transactions:
          Proceeds from shares sold ............................     77,675,248       123,389,959
          Net asset value of shares issued to shareholders in
           reinvestment of distributions .......................      6,288,618         1,215,373

          Cost of shares redeemed ..............................   (42,632,832)      (46,876,198)
                                                                   ----------------  ----------------
          Net increase (decrease) in net assets from Fund share
           transactions ........................................     41,331,034        77,729,134
                                                                    ----------------  ----------------
          Increase (decrease) in net assets ....................     73,680,039        64,337,018
          Net assets at beginning of period ....................    117,562,801        53,225,783
          Net assets at end of period (including accumulated
           net investment loss of $237,529 in 1999) ............   $191,242,840      $117,562,801

    The accompanying notes are an integral part of the financial statements.

                        16 - Scudder Classic Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

Scudder Shares (b)

                                                                                                           For the Period
                                                                                                          September 9, 1996
                                                                                                           (commencementof
                                                                         Six Months Ended    Year Ended     operations) to
                                                                           February 28,      August 31,      August 31,
                                                                         1999 (Unaudited)     1998              1997
-----------------------------------------------------------------------------------------------------------------------------

                                                                         ----------------------------------------------------
Net asset value, beginning of period ................................        $16.61           $17.38            $12.00
Income from investment operations:                                       ----------------------------------------------------
Net investment income (loss) ........................................          (.03)             .01               .06
Net realized and unrealized gain (loss) on investment transactions ..          5.18             (.45)             5.36
                                                                         ---------------------------------------------------
Total from investment operations ....................................          5.15             (.44)             5.42
Less distributions from:                                                 ----------------------------------------------------
Net investment income ...............................................            --             (.04)             (.04)
Net realized gains on investment transactions .......................          (.81)            (.29)               --
                                                                         ----------------------------------------------------
Total distributions .................................................          (.81)            (.33)             (.04)
                                                                         ----------------------------------------------------
                                                                         ----------------------------------------------------
Net asset value, end of period ......................................        $20.95           $16.61            $17.38
 -----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) ................................................         31.11**          (2.72)            45.20**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................           136           103.5              53.2
Ratio of operating expenses, net, to average daily net assets (%) ...          1.52*            1.30              1.25*
Ratio of operating expenses before expense reductions, to average
 daily net assets (%) ...............................................          1.77*            1.61              2.25*
Ratio of net investment income (loss) to average daily net
  assets (%) ........................................................          (.29)*            .03              .43*
Portfolio turnover rate (%) .........................................            67*              49               27*

(a)  Based on monthly average shares outstanding during the period.
(b) On April 16, 1998, existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.
(c)  Total return would have been lower had certain expenses not been reduced.
*    Annualized
**   Not annualized

                        17 - Scudder Classic Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

Class A

                                                                                                             For the Period
                                                                                                             April 16, 1998
                                                                                           Six Months       (commencementof
                                                                                             Ended             sale of
                                                                                           February         Class A shares)
                                                                                             1999            to August 31,
                                                                                          (Unaudited)            1998
-----------------------------------------------------------------------------------------------------------------------------

                                                                                ---------------------------------------------
Net asset value, beginning of period ................................                         $16.62            $20.30
                                                                                ---------------------------------------------
Income from investment operations:
Net investment income (loss) ........................................                             --               .01
Net realized and unrealized gain (loss) on investment transactions ..                           5.18             (3.69)
                                                                                ---------------------------------------------
Total from investment operations ....................................                           5.18             (3.68)
                                                                                ---------------------------------------------
Less distributions from net realized gains on investment                                        (.81)               --
  transactions ......................................................           ---------------------------------------------
Net asset value, end of period ......................................                         $20.99            $16.62
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) ............................................                          31.28**          (18.13)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................                             29              7.2
Ratio of operating expenses, net, to average daily net assets (%) ...                           1.24*             1.24*
Ratio of operating expenses before expense reductions,
 to average daily net assets (%) ....................................                           1.73*             1.74*
Ratio of net investment income (loss) to average daily
 net assets (%) .....................................................                           (.01)*             .10*
Portfolio turnover rate (%) .........................................                             67*               49

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect of any sales charges.
*   Annualized
**  Not annualized

                        18 - Scudder Classic Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

Class B

                                                                                                             For the Period
                                                                                                             April 16, 1998
                                                                                           Six Months       (commencementof
                                                                                             Ended             sale of
                                                                                           February         Class B shares)
                                                                                             1999            to August 31,
                                                                                          (Unaudited)            1998
-----------------------------------------------------------------------------------------------------------------------------

                                                                                ---------------------------------------------
Net asset value, beginning of period ................................                         $16.57            $20.30
                                                                                ---------------------------------------------
Income from investment operations:
Net investment income (loss) ........................................                           (.09)             (.05)
Net realized and unrealized gain (loss) on investment transactions ..                           5.16             (3.68)
                                                                                ---------------------------------------------
Total from investment operations ....................................                           5.07             (3.73)
                                                                                ---------------------------------------------
Less distributions from net realized gains on
 investment transactions                                                                        (.81)              --
                                                                                ---------------------------------------------
Net asset value, end of period ......................................                         $20.83            $16.57
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) ............................................                          30.70**          (18.37)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................                             23              5.9
Ratio of operating expenses, net, to average daily net assets (%) ...                           2.12*             2.12*
Ratio of operating expenses before expense reductions,
  to average daily net assets (%) ...................................                           2.50*             2.52*
Ratio of net investment income (loss) to average daily
  net assets (%) ....................................................                           (.89)*            (.79)*
Portfolio turnover rate (%) .........................................                             67*               49

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
(c)  Total return does not reflect the effect of any sales charges.
*    Annualized
**   Not annualized

                        19 - Scudder Classic Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

Class C

                                                                                                             For the Period
                                                                                                             April 16, 1998
                                                                                           Six Months       (commencementof
                                                                                             Ended             sale of
                                                                                           February         Class C shares)
                                                                                             1999            to August 31,
                                                                                          (Unaudited)            1998
-----------------------------------------------------------------------------------------------------------------------------

                                                                                ---------------------------------------------
Net asset value, beginning of period ................................                         $16.57            $20.30
                                                                                ---------------------------------------------
Income from investment operations:
Net investment income (loss) ........................................                           (.09)             (.05)
Net realized and unrealized gain (loss) on investment transactions ..                           5.17             (3.68)
                                                                                ---------------------------------------------
Total from investment operations ....................................                           5.08             (3.73)
                                                                                ---------------------------------------------
Less distributions from net realized gains on investment
  transactions ......................................................                           (.81)              --
 ....................................................................           ---------------------------------------------
Net asset value, end of period                                                                $20.84            $16.57
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) ............................................                          30.76**          (18.37)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................                              4               .9
Ratio of operating expenses, net, to average daily net assets (%) ...                           2.09*             2.09*
Ratio of operating expenses before expense reductions,
  to average daily net assets (%) ...................................                           2.87*             3.00*
Ratio of net investment income (loss) to average daily
  net assets (%) ....................................................                           (.86)*            (.73)*
Portfolio turnover rate (%) .........................................                             67*               49

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
(c)  Total return does not reflect the effect of any sales charges.
*    Annualized
**   Not annualized

                        20 - Scudder Classic Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Classic Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Effective April 16, 1998, the Fund changed its name from Scudder Classic Growth Fund to Classic Growth Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Classic Growth Fund outstanding on that date were redesignated Scudder Shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares are generally not available to new investors and are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized capital gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class. Each class of shares differs in its respective distribution, shareholder services, administrative services and certain other class-specific expenses and expense reductions. All shares of the Fund have equal rights with respect to voting.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                        21 - Scudder Classic Growth Fund

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the six months ended February 28, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $86,231,727 and $49,356,981, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Effective April 16, 1998, the Adviser has agreed to waive .25% of its management fee until December 31, 2000. Certain subsidiaries of the Adviser have also

                        22 - Scudder Classic Growth Fund
agreed to waive a portion of their fees. For the six months ended February 28, 1999, the Adviser did not impose a portion of its management fee amounting to $194,043, and the fee imposed amounted to $349,067, of which $70,540 is unpaid at February 28, 1999.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Agreement, except for the dates of execution and termination.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of .75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 1999, the Distribution Fee was as follows:

               Distribution Fee              Total Aggregated               Fees           Unpaid at
                                                                   Waived by KDI       February 28, 1999
      ------------------------------------   ------------------   -----------------   --------------------

      Class B .........................         $  51,134            $      --             $  11,813
      Class C .........................             8,003                3,062                 1,271
                                             ------------         ------------        --------------
                                                $  59,137            $   3,062             $  13,084
                                                =========            =========             =========

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 1999 aggregated 229,803, of which $222,046 was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 1999, the CDSC for Classes B and C aggregated $10,419 and $342, respectively.

                        23 - Scudder Classic Growth Fund

Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to .25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the six months ended February 28, 1999, the Administrative Services Fee was as follows:

                                               Total                     Fees               Unpaid at
             Administrative Service Fee       Aggregated             Waived by KDI       February 28, 1999
      ------------------------------------   ------------------   -----------------   --------------------

      Class A                                   $  21,436            $  20,018             $   1,418
      Class B                                      17,045                8,997                    --
      Class C                                       2,438                2,438                    --
                                             ------------         ------------        --------------
                                                $  40,919            $  31,453             $   1,418
                                                =========            =========             =========

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the six months ended February 28, 1999, the amount charged to Classes A, B and C by KSC aggregated $40,678, $29,826 and $7,456, respectively, of which $28,846 is unpaid at February 28, 1999. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the six months ended February 28, 1999 the amount charged to the Scudder Shares by SSC for shareholder services aggregated $139,408, of which $24,013 is unpaid at February 28, 1999.

The Scudder Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended February 28, 1999, the Special Servicing Agreement expense charged to the Scudder Shares amounted to $317,508.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the six months ended February 28, 1999, the amount charged to the Scudder Shares by STC aggregated $25,507, of which $4,624 is unpaid at February 28, 1999.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 28, 1999, the amount charged to the Fund by SFAC aggregated $46,992, of which $16,624 is unpaid at February 28, 1999.

Trustees Fees. The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended February 28, 1999, the Trustees fees and expenses aggregated $17,777.

                        24 - Scudder Classic Growth Fund

                              D. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:

                                                                  Period ended                        Period ended
                                                                February 28, 1999                   August 31, 1998
                                                        ----------------------------------  ---------------------------------
                                                            Shares            Dollars           Shares           Dollars
Shares sold
Scudder Shares .......................................       1,101,662    $   22,083,741         5,261,810   $  100,865,048
Class A ..............................................       1,697,938        34,209,564           686,665       13,861,440
Class B ..............................................         948,252        18,669,664           388,134        7,520,415
Class C ..............................................         136,002         2,712,279            59,192        1,143,056
                                                             ---------    --------------         ---------    ---------------
                                                             3,883,854        77,675,248         6,395,801      123,389,959
                                                             ---------    --------------         ---------    ---------------

Shares issued to shareholders in reinvestment of
   distributions
Scudder Shares .......................................         241,446    $    4,918,261            70,172   $    1,215,373
Class A ..............................................          34,316           699,714                --               --
Class B ..............................................          28,753           582,816                --               --
Class C ..............................................           4,331            87,827                --               --
                                                             ---------    --------------         ---------    ---------------
                                                               308,846         6,288,618            70,172        1,215,373
                                                             ---------    --------------         ---------    ---------------

Shares redeemed
Scudder Shares .......................................     (1,107,666)    $ (21,776,328)       (2,160,627)   $ (40,949,391)
Class A ..............................................       (777,228)       (15,845,768)         (253,531)      (5,236,843)
Class B ..............................................       (232,051)       (4,591,998)          (30,790)        (608,304)
Class C ..............................................        (20,972)         (418,738)           (3,858)         (81,660)
                                                             ---------    --------------         ---------    ---------------
                                                            (2,137,917)      (42,632,832)       (2,448,806)     (46,876,198)
                                                             ---------    --------------         ---------    ---------------

Net increase (decrease)
Scudder Shares .......................................         235,442    $    5,225,674         3,171,355   $   61,131,030
Class A ..............................................         955,026        19,063,510           433,134        8,624,597
Class B ..............................................         744,954        14,660,482           357,344        6,912,111
Class C ..............................................         119,361         2,381,368            55,334        1,061,396
                                                             ---------    --------------         ---------    ---------------
                                                             2,054,783    $   41,331,034         4,017,167   $   77,729,134
                                                             ---------    --------------         ---------    ---------------

                                E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Classic Growth Fund (the "Fund") was held on December 17, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

      For               Against               Abstain          Broker Non-Votes*
      ---               -------               -------          -----------------

   4,977,316             63,743                65,733                  0


2.   To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:

      For               Against               Abstain          Broker Non-Votes*
      ---               -------               -------          -----------------

   4,572,082            105,164                84,030               345,516


--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                        26 - Scudder Classic Growth Fund

                                    This Page
                                  intentionally
                                   left blank.


                              27 - Scudder Classic

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll Associates; Executive Fellow,
Center for Business Ethics, Bentley College

Peter B. Freeman
Trustee; Corporate Director and Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.

Trustee; Professor of Business Administration,
Northeastern University, College of Business
Administration

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner, Technology Equity Partners

Bruce F. Beaty*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Ann M. McCreary*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                              28 - Scudder Classic

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                              29 - Scudder Classic

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                              30 - Scudder Classic


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York



                              31 - Scudder Classic

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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